Exhibit 99.1



                           Independent Auditors Report
                           ---------------------------


The  Board  of  Directors
SEMCO  Energy  Inc.:


We have audited the accompanying combined statements of financial position of ENSTAR Natural Gas Company (a division of SEMCO Energy Inc.) and Alaska Pipeline Company (a subsidiary of SEMCO Energy Inc.) as of December 31, 1999 and 1998, and the related combined statements of income and cash flows for the 2 months ended December 31, 1999, the 10 months ended October 31, 1999 and the years ended December 31, 1998 and 1997. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of ENSTAR Natural Gas
Company (a division of SEMCO Energy Inc.) and Alaska Pipeline Company (a subsidiary of SEMCO Energy Inc.) as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the 2 months ended December 31, 1999, the 10 months ended October 31, 1999 and the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.



KPMG  LLP


Anchorage,  Alaska
January  21,  2000

                                    ENSTAR NATURAL GAS COMPANY
                              (a division of SEMCO Energy Inc.) and
                                     ALASKA PIPELINE COMPANY
                               (a subsidiary of SEMCO Energy Inc.)

                            COMBINED STATEMENTS OF FINANCIAL POSITION

                                                                     POST SEMCO            PRIOR TO SEMCO
                                                                ACQUISITION (NOTE 1)    ACQUISITION (NOTE 1)
                                                               -----------------------  ---------------------
                                                                    DECEMBER 31,
                                                                        1999                    1998
                                                               -----------------------  ---------------------
ASSETS                                                                      (Dollars in Thousands)
Current assets:
  Cash and cash equivalents . . . . . . . . . . . . . . . . .  $                   724  $               2,246
  Accounts receivable - customers and other . . . . . . . . .                   15,231                 14,981
  Accounts receivable - SEMCO Energy, Inc.. . . . . . . . . .                    2,363                      -
  Gas charges recoverable from customers. . . . . . . . . . .                        -                  6,541
  Materials and supplies. . . . . . . . . . . . . . . . . . .                    3,921                  2,881
  Deferred income taxes . . . . . . . . . . . . . . . . . . .                      884                  2,163
  Prepaid pension costs . . . . . . . . . . . . . . . . . . .                    4,779                      -
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . .                      409                    370
                                                               -----------------------  ---------------------
                                                               $                28,311  $              29,182
                                                               -----------------------  ---------------------
Property, plant, and equipment. . . . . . . . . . . . . . . .  $               166,920  $             254,699
Accumulated depreciation. . . . . . . . . . . . . . . . . . .                    1,567                 93,991
                                                               -----------------------  ---------------------
                                                               $               165,353  $             160,708
                                                               -----------------------  ---------------------
Goodwill, net of amortization of $560 . . . . . . . . . . . .                  133,824                      -
Other assets. . . . . . . . . . . . . . . . . . . . . . . . .                    3,045                  1,134
                                                               -----------------------  ---------------------
Total assets. . . . . . . . . . . . . . . . . . . . . . . . .  $               330,533  $             191,024
                                                               =======================  =====================

LIABILITIES AND CAPITALIZATION
Current liabilities:
  Accounts payable. . . . . . . . . . . . . . . . . . . . . .  $                 9,171  $               9,227
  Royalties and taxes . . . . . . . . . . . . . . . . . . . .                        -                  9,716
  Amounts payable to customers. . . . . . . . . . . . . . . .                    3,416                      -
  Accrued expenses:
    Income taxes. . . . . . . . . . . . . . . . . . . . . . .                    2,961                  1,768
    Interest. . . . . . . . . . . . . . . . . . . . . . . . .                        -                  1,957
    Other . . . . . . . . . . . . . . . . . . . . . . . . . .                    2,978                  3,448
  Refundable customer advances for construction and deposits.                    3,192                  2,821
  Short-term bank notes payable . . . . . . . . . . . . . . .                        -                  2,700
  Current maturities of long-term debt. . . . . . . . . . . .                    8,000                  7,147
  SEMCO Energy, Inc. bridge loan. . . . . . . . . . . . . . .                  231,300                      -
                                                               -----------------------  ---------------------
                                                               $               261,018  $              38,784
                                                               -----------------------  ---------------------
Deferred credits and other:
  Refundable customer advances for construction and deposits.  $                12,573  $              13,115
  Post-retirement medical obligations . . . . . . . . . . . .                    2,171                  2,446
  Deferred income taxes . . . . . . . . . . . . . . . . . . .                      393                 31,751
Long-term debt. . . . . . . . . . . . . . . . . . . . . . . .                   50,700                 45,452
Division equity . . . . . . . . . . . . . . . . . . . . . . .                    3,678                 59,476
                                                               -----------------------  ---------------------
Total liabilities and capitalization. . . . . . . . . . . . .  $               330,533  $             191,024
                                                               =======================  =====================

                           See accompanying notes to combined financial statements.

                                     ENSTAR NATURAL GAS COMPANY
                                (a division of SEMCO Energy Inc.) and
                                       ALASKA PIPELINE COMPANY
                                 (a subsidiary of SEMCO Energy Inc.)
                                   COMBINED STATEMENTS OF INCOME



                                             POST SEMCO
                                        ACQUISITION (NOTE 1)       PRIOR TO SEMCO ACQUISITION (NOTE 1)
                                        ---------------------  -------------------------------------------
                                           2 MONTHS ENDED      10 MONTHS ENDED    YEARS ENDED DECEMBER 31,
                                         DECEMBER 31, 1999     OCTOBER 31, 1999     1998            1997
--------------------------------------  ---------------------  ----------------   -------          -------
(Dollars in Thousands)
Operating revenues . . . . . . . . . .  $             25,393   $         76,942   $93,592          $95,719
Operating expenses:
  Cost of gas sold . . . . . . . . . .  $             10,841   $         33,115   $41,232          $43,684
  Operations and maintenance . . . . .                 3,917             17,480    20,688           21,079
  Depreciation and amortization. . . .                 2,060              9,154     8,529            8,368
                                        ---------------------  ----------------   -------          -------
      Total operating expenses . . . .  $             16,818   $         59,749   $70,449          $73,131
                                        ---------------------  ----------------   -------          -------
Operating income . . . . . . . . . . .  $              8,575   $         17,193   $23,143          $22,588
Other income (expense):
  Interest expense . . . . . . . . . .  $             (4,225)  $         (5,100)  $(4,763)         $(5,120)
  Interest income and other. . . . . .                    33                358       559              564
                                        ---------------------  ----------------   -------          -------
      Total other expense. . . . . . .  $             (4,192)  $         (4,742)  $(4,204)         $(4,556)
Income before income taxes . . . . . .                 4,383             12,451    18,939           18,032
Income taxes . . . . . . . . . . . . .                 1,790              6,211     7,555            7,276
                                        ---------------------  ----------------   -------          -------
      Net income . . . . . . . . . . .  $              2,593   $          6,240   $11,384          $10,756
                                        =====================  ================   =======          =======

                                See accompanying notes to combined financial statements



                                            ENSTAR NATURAL GAS COMPANY
                                      (a division of SEMCO Energy Inc.) and
                                             ALASKA PIPELINE COMPANY
                                       (a subsidiary of SEMCO Energy Inc.)

                                        COMBINED STATEMENTS OF CASH FLOWS


                                                      POST SEMCO
                                                  ACQUISITION (NOTE 1)      PRIOR TO SEMCO ACQUISITION (NOTE 1)
                                                  -------------------  -----------------------------------
                                                    2 MONTHS ENDED       10 MONTHS ENDED   YEARS ENDED DECEMBER 31,
                                                   DECEMBER 31, 1999    OCTOBER 31, 1999      1998           1997
                                                  -------------------  ------------------  ---------      ---------
                                                                         (Dollars in Thousands)
Operating activities:
  Net income . . . . . . . . . . . . . . . . . .  $            2,593   $           6,240   $  11,384      $  10,756
  Adjustments to reconcile net income to
    net cash provided by operating activities:
    Depreciation and amortization. . . . . . . .               2,850              10,329       9,473          9,277
    Interest expense on SEMCO Energy, Inc.
      bridge loan, net of tax. . . . . . . . . .               1,085                   -           -              -
    Deferred income taxes. . . . . . . . . . . .                (491)               (115)     (1,171)          (334)
    Changes in operating assets and liabilities:
      Decrease (increase) in accounts receivable              (4,743)              4,493         669            651
      Increase in accounts receivable -
        SEMCO Energy, Inc. . . . . . . . . . . .              (2,363)                  -           -              -
      Increase in materials
        and supplies and other . . . . . . . . .                 673                (343)       (352)          (229)
      Increase in non-current assets . . . . . .              (3,947)                  -           -              -
      Decrease (increase) in gas charges
        recoverable from customers . . . . . . .               2,156              (1,915)        602           (184)
      Increase (decrease) in accounts payable. .                (662)                606        (650)          (104)
      Increase (decrease) in accrued
        expenses and other . . . . . . . . . . .               3,449              (2,520)        576             22
                                                  ------------------   -----------------   ---------      ---------
        Net cash provided (used) by
          operating activities . . . . . . . . .  $              600   $          16,775   $  20,531      $  19,855
                                                  ------------------   -----------------   ---------      ---------

Investing activities:
  Capital expenditures . . . . . . . . . . . . .  $           (1,098)  $          (8,044)  $  (9,430)     $  (9,518)
                                                  ------------------   -----------------   ---------      ---------

Financing activities:
  Debt issuance costs paid to parent . . . . . .  $           (2,850)  $               -   $       -      $       -
  Proceeds from issuance of
    long-term debt and other borrowings. . . . .                   -              19,700      14,900          6,000
  Principal payments on long-term
    debt and other borrowings. . . . . . . . . .                   -             (17,061)    (14,799)       (10,727)
  Dividends paid to Parent . . . . . . . . . . .                   -              (9,600)    (12,400)       (12,000)
  Refundable customer advances
    for construction and deposits. . . . . . . .                  95                 (39)      1,021            770
                                                  ------------------   -----------------   ---------      ---------
        Net cash provided (used) by
          financing activities . . . . . . . . .  $           (2,755)  $          (7,000)  $ (11,278)     $ (15,957)
                                                  ------------------   -----------------   ---------      ---------

        Increase (decrease) in
          cash and cash equivalents. . . . . . .  $           (3,253)  $           1,731   $    (177)     $  (5,620)
Cash and cash equivalents at
  beginning of period. . . . . . . . . . . . . .               3,977               2,246       2,423          8,043
                                                  ------------------   -----------------   ---------      ---------

Cash and cash equivalents at end of period . . .  $              724   $           3,977   $   2,246      $   2,423
                                                  ==================   =================   =========      =========

Supplemental cash flow information:
  Interest paid. . . . . . . . . . . . . . . . .  $            1,670   $           4,479   $   4,670      $   5,042
  Income taxes paid. . . . . . . . . . . . . . .  $                -   $           8,094   $   8,654      $   7,378

                             See accompanying notes to combined financial statements.

                           ENSTAR NATURAL GAS COMPANY
                        (a division of SEMCO Energy Inc.)
                           AND ALASKA PIPELINE COMPANY
                       (a subsidiary of SEMCO Energy Inc.)

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS



(1)     Corporate  Structure
        --------------------

From January 1, 1997 to March 30, 1999, ENSTAR Natural Gas Company was a division of Seagull Energy Corporation (Seagull) and Alaska Pipeline Company
(APC)  was  a  subsidiary  of  Seagull.

Sale  of  Seagull  to  Ocean  Energy,  Inc.
-------------------------------------------
Effective  March  30,  1999,  pursuant  to the Agreement and Plan of Merger (the
"Merger") dated November 24, 1998, as amended, Ocean Energy, Inc. (Ocean) was merged with and into Seagull. As a result of the Merger, each outstanding share of Ocean common stock was exchanged for one share of Seagull common stock, and as of March 30, 1999, the stockholders of Ocean owned approximately 61.5% of the outstanding common stock of the merged company with the shareholders of Seagull owning the remaining 38.5%. The resulting company assumed the name Ocean Energy, Inc. The Merger was accounted for as a purchase. A portion of the purchase price, $290,200,000, was allocated to ENSTAR Natural Gas Company and APC.

The following acquisition adjustments were recorded at March 30, 1999 (dollars in thousands):

Decrease in carrying value of
 property, plant and equipment . . . .  $(96,033)
Increase in goodwill . . . . . . . . .   127,521
Decrease in accumulated depreciation.     96,033
Adjustments to other liabilities . . .     6,988
                                        --------

Increase in division equity. . . . . .  $134,509
                                        ========

Concurrent with the Merger, Ocean acquired senior unsecured notes which had been issued by APC, Series I, J and K (described in note 5) from the lenders. Repayment terms remained unchanged. Ocean Energy, Inc. also assumed Seagull's obligations under the revolving line of credit described in note 5.

SEMCO  Energy,  Inc.  Acquisition
---------------------------------
Effective November 1, 1999, ENSTAR Natural Gas Company and APC were acquired by SEMCO Energy, Inc. (SEMCO). The purchase price was approximately $290,000,000 including a working capital adjustment and the purchase of $58,700,000 of ENSTAR Natural Gas Company and APC debt held by Ocean, plus the accrued interest thereon. ENSTAR Natural Gas Company is a division of SEMCO, and APC is a wholly owned subsidiary of SEMCO. The acquisition has been accounted for as a purchase. The following acquisition adjustments were recorded at November 1, 1999 (dollars in thousands):

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

Decrease in carrying value of property,
  plant and equipment. . . . . . . . . .  $ (4,999)
Increase in goodwill . . . . . . . . . .     4,973
Decrease in accumulated depreciation
  and amortization . . . . . . . . . . .     4,999
Debt issuance and other costs. . . . . .     6,568
Adjustments to other liabilities . . . .    (1,303)
Elimination of deferred income taxes . .    30,594
Decrease in division equity. . . . . . .   190,468
                                          --------

Increase in bridge loan (note 5) . . . .  $231,300
                                          ========

The preliminary allocation of the purchase price is subject to adjustment based upon the results of an independent study being conducted to determine actual fair values. However, SEMCO believes that the final determination of fair values will not differ materially from the preliminary determination.


(2)     Summary  of  Significant  Accounting  Policies
        ----------------------------------------------

Description  of  Business
-------------------------
The combined financial statements include the accounts of ENSTAR Natural Gas Company (a division of SEMCO Energy Inc.) and APC (a wholly-owned subsidiary of SEMCO Energy Inc.). APC engages in the intrastate transmission of natural gas in South-Central Alaska. ENSTAR Natural Gas Company engages in the distribution of natural gas in Anchorage and other nearby communities.

Basis  of  Presentation
-----------------------
The accompanying combined financial statements are presented as if APC were a wholly owned subsidiary of ENSTAR Natural Gas Company. Intercompany transactions between ENSTAR Natural Gas Company and APC have been eliminated in combination. The accompanying financial statements as of December 31, 1999 and 1998 and for each of the years in the three year period then ended reflect the basis of accounting established at the date of the acquisitions described in note 1. As a result, the 1999 financial statements are not comparable to previous periods.

Regulation
----------
ENSTAR Natural Gas Company and APC are subject to regulation by Regulatory Commission of Alaska (RCA) which has jurisdiction over, among other things, rates, accounting procedures and standards of service. ENSTAR Natural Gas Company and APC meet the criteria and accordingly, follow the reporting and accounting requirements of Statement of Financial Accounting Standards No. 71
(SFAS  No.  71),  Accounting  for  the  Effects  of Certain Types of Regulation.

Cash  Equivalents
-----------------
Cash equivalents include all highly liquid investments with a maturity of three months or less when purchased.

Materials  and  Supplies
------------------------
Materials and supplies are valued at the lower of average cost or market value (net realizable value).

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

Property,  Plant  and  Equipment
--------------------------------
Utility plant is reflected at cost, net of contributions in aid of construction. Capitalized costs include costs of funds, payroll costs and certain general and administrative costs. Depreciation of the utility plant and other property is computed using the straight-line method over their estimated useful lives, which vary from four to thirty-three years.

Property, plant and equipment facilities are subject to RCA regulation. When utility properties are disposed of or otherwise retired, the original cost of the property, plus cost of retirement, less salvage value, is charged to accumulated depreciation. Maintenance, repairs and renewals are charged to operations and maintenance expense except that renewals which extend the life of the property are capitalized.

Goodwill
--------
Goodwill  is  being  amortized  on  a  straight  line  basis  over  40  years.

Revenue  Recognition
--------------------
Operating revenues are based on rates authorized by the RCA which are applied to customers' consumption of natural gas. ENSTAR Natural Gas Company records unbilled revenue at the end of each month. Unbilled revenue included in customer receivables approximated $6,861,000 and $6,779,000 at December 31, 1999 and 1998, respectively.

Gas  Charges  Recoverable  From  Customers  (Amounts  Payable  to  Customers)
-----------------------------------------------------------------------------
Gas charges recoverable from customers include amounts to be billed under an automatic purchase gas adjustment (PGA) mechanism which is adjusted annually to reflect changes in the operation's cost of purchased gas based on estimated costs for the upcoming 12-month period. The PGA may be adjusted quarterly if it is determined that there are significant variances from the estimates used in the annual determination. Any difference between actual cost of gas purchased and the RCA's approved rate adjustment is deferred and included with applicable carrying charges in the next PGA. Gas charges recoverable from customers
(amounts payable to customers) represent regulatory assets (liabilities) established in accordance with SFAS No. 71.

Income  Taxes
-------------
ENSTAR Natural Gas Company and APC use the liability method of accounting for income taxes (notes 3 and 9). Under this method deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as part of the provision for income taxes in the period that includes the enactment date.

Other  Assets
-------------
Unamortized debt expense and deferred charges are being amortized over the life of the related debt or charge.

Accounting  Estimates
---------------------
In preparing the combined financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet, and revenue and expenses for the period. Actual results could differ from those estimates.

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

(3)     Related  Party  Activities
        --------------------------

Management  Fees
----------------
Seagull and Ocean have provided certain services to ENSTAR Natural Gas Company and APC pursuant to written management agreements (Management Agreement) including management, financial reporting, legal, human resources, treasury, investor relations and administrative services. In consideration for similar services, ENSTAR Natural Gas Company and APC have also agreed to pay SEMCO the sum of the direct cost of providing such services and the allocable portion of SEMCO's general and administrative expenses associated with providing such services. Fees paid by ENSTAR Natural Gas Company and APC were as follows (dollars in thousands):

                                    POST SEMCO
                               ACQUISITION (NOTE 1)       PRIOR TO SEMCO ACQUISITION (NOTE 1)
                               --------------------  -------------------------------------------
                                  2 MONTHS ENDED      10 MONTHS ENDED   YEARS ENDED DECEMBER 31,
                                 DECEMBER 31, 1999    OCTOBER 31, 1999   1998              1997
                               --------------------  -----------------  ------            ------
Seagull/Ocean . . . . . . . .  $                  -  $           1,604  $1,925            $1,925

SEMCO . . . . . . . . . . . .                   501                  -       -                 -

Income  Taxes
-------------
Pursuant to Tax Sharing Agreements with Seagull and Ocean, ENSTAR Natural Gas Company and APC generally pay an amount equal to the amount of income taxes that would be payable by ENSTAR Natural Gas Company and APC on a stand-alone basis excluding the effects of historical purchase accounting adjustments. The Tax Sharing Agreement with SEMCO provides that ENSTAR Natural Gas Company and APC generally pay an amount equal to the amount of income taxes that would be paid on a stand-alone basis, including consideration of the purchase accounting adjustments described in note 1 for the SEMCO acquisition. Amounts paid were as follows (dollars in thousands):

                                    POST SEMCO
                               ACQUISITION (NOTE 1)       PRIOR TO SEMCO ACQUISITION (NOTE 1)
                               --------------------  -------------------------------------------
                                  2 MONTHS ENDED      10 MONTHS ENDED   YEARS ENDED DECEMBER 31,
                                 DECEMBER 31, 1999    OCTOBER 31, 1999   1998              1997
                               --------------------  -----------------  ------            ------
Seagull/Ocean . . . . . . . .  $                  -  $           8,094  $8,654            $7,378

SEMCO . . . . . . . . . . . .                     -                  -       -                 -


(4)     Property,  Plant  and  Equipment
        --------------------------------
A summary of property, plant and equipment at December 31 follows (dollars in thousands):

                                 COST                ANNUAL
                          ------------------      DEPRECIATION
                            1999      1998            RATE
                          --------  --------      ------------
Land and buildings . . .  $  9,826  $  9,819          3%-7%
Gas plant. . . . . . . .   144,305   232,859          3%-8%
General plant. . . . . .    12,358    11,898         10%-25%
Construction in progress       431       123            --
                          --------  --------

                          $166,920  $254,699
                          ========  ========

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

(5)     Long-Term  Debt
        ---------------
A  summary  of  long-term  debt  at  December 31 follows (dollars in thousands):

                                                   1999     1998
                                                  -------  -------
APC senior unsecured notes purchased by
  SEMCO with final due dates:
    8.15% due in 2001. . . . . . . . . . . . . .  $12,000  $     -
    8.64% due in 2004. . . . . . . . . . . . . .   10,000        -
    8.81% due in 2009. . . . . . . . . . . . . .   10,000        -
ENSTAR Natural Gas Company unsecured
  $30,000 line of credit from SEMCO, interest
  at indexed rate determined on date of advance,
  rates ranging from 5.5-6.7%, due in 2003 . . .   26,700        -
APC unsecured industrial development bonds
  with final due dates:
    7.75%, due in 2003 . . . . . . . . . . . . .        -    1,670
    8%, due in 2008. . . . . . . . . . . . . . .        -    2,600
    7.75%, due in 2004 . . . . . . . . . . . . .        -    4,090
APC senior unsecured notes with final due dates:
  Series I, 8.15% note, due in 2001. . . . . . .        -   18,000
  Series J, 8.64% note, due in 2004. . . . . . .        -   10,000
  Series K, 8.81% note, due in 2009. . . . . . .        -   10,000
ENSTAR Natural Gas Company unsecured
  $30,000 line of credit from Seagull, interest
  at indexed rate determined on date of advance
  (6.22%), due in 2003 . . . . . . . . . . . . .        -    7,000
Other. . . . . . . . . . . . . . . . . . . . . .        -        4
                                                  -------  -------

      Total debt . . . . . . . . . . . . . . . .  $58,700  $53,364

Less current installments. . . . . . . . . . . .    8,000    7,147
Less unamortized discount. . . . . . . . . . . .        -      765
                                                  -------  -------

      Long-term debt . . . . . . . . . . . . . .  $50,700  $45,452
                                                  =======  =======

The aggregate annual installments of debt are as follows (dollars in thousands):

YEAR ENDING
DECEMBER 31           AMOUNT
-----------          -------
2000. . . . . . . .  $ 8,000
2001. . . . . . . .  $ 8,000
2002. . . . . . . .  $ 2,000
2003. . . . . . . .  $28,700
2004. . . . . . . .  $ 2,000
Thereafter           $10,000

During February 1999, APC's Series I, J and K senior unsecured notes were acquired by a wholly owned subsidiary of Seagull. These senior unsecured notes were subsequently acquired by Ocean effective March 30, 1999. The notes were acquired by SEMCO on November 1, 1999.

During March 1999, APC's unsecured industrial development bonds were paid in full using proceeds from ENSTAR Natural Gas Company's unsecured line of credit from Seagull. The notes outstanding under this line of credit were subsequently acquired by Ocean effective March 30, 1999, and acquired by SEMCO effective
November  1,  1999.

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

SEMCO obtained a $290,000,000 unsecured bridge loan to finance the ENSTAR Natural Gas Company and APC acquisition. The bridge loan bears interest at a rate ranging from 100 to 150 basis points above LIBOR and matures on October 30, 2000. Payments of $56,000,000 will be required on the six and nine month anniversaries of the funding date (November 1, 1999) if the bridge loan is not prepaid. Of the $290,000,000 in proceeds, $58,700,000 was used to acquire the senior unsecured notes and notes payable outstanding under the line of credit held by Ocean and the remaining amount of $231,300,000 has been recorded in the accompanying financial statements. Interest expense of $2,700,000 related to this portion of the bridge loan, and debt issuance costs of $2,850,000 incurred by SEMCO, have also been reflected in the accompanying financial statements.

Interest expense associated with related parties in 1999 is as follows (dollars in thousands):

Seagull . . . . .  $  159
Ocean . . . . . .  $2,819
SEMCO . . . . . .  $3,370

APC has a $10,000,000 unsecured line of credit which expires March 31, 2000. It provides for interest at the bank's base rate. There were no balances outstanding at December 31, 1999 or 1998.

At December 31, 1998, the debt capital requirements of ENSTAR Natural Gas Company were met by loans from APC pursuant to intercompany notes secured by a mortgage on the properties, rights and franchises (other than certain exempted properties) of ENSTAR Natural Gas Company. The senior unsecured notes of APC provided for restrictions on dividends, additional borrowings and purchase redemptions, or retirements of shares of capital stock, other than in stock of APC.


(6)     Fair  Value  of  Financial  Instruments
        ---------------------------------------
The estimated fair values of the financial instruments included in the combined financial statements are as follows at December 31 (dollars in thousands):

                                     1999                  1998
                             --------------------  --------------------
                             CARRYING  ESTIMATED   CARRYING  ESTIMATED
                              AMOUNT   FAIR VALUE   AMOUNT   FAIR VALUE
                             --------  ----------  --------  ----------
Assets:
  Cash and cash equivalents  $    724  $      724  $  2,247  $    2,247
Liabilities:
  Customer deposits . . . .  $  1,686  $    1,351  $  1,440  $    1,330
  Customer advances for
    construction. . . . . .  $ 14,079  $   12,825  $ 14,305  $   13,375
  Debt. . . . . . . . . . .  $ 58,703  $   58,721  $ 53,365  $   52,629

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

Cash and Cash Equivalents - The carrying amount approximates fair value because of the short maturity of these instruments.

Customer Deposits and Advances for Construction - The fair value of customer deposits is based on a discounted cash flow analysis utilizing discount rates of 8.50% and 7.75% at December 31, 1999 and 1998, respectively, over the estimated period of deposit or advance refunding.

Long-term Debt - The fair value of long-term debt is estimated based on the quoted market price for the same or similar issues.

Fair value estimates are dependent upon subjective assumptions and involve significant uncertainties resulting in variability in estimates with changes in assumptions. Also potential taxes and other expenses that would be incurred in an actual sale or settlement are not reflected in amounts disclosed.


(7)     Division  Equity
        ----------------
The sources of changes in division equity are as follows (dollars in thousands):

                                      POST SEMCO
                                 ACQUISITION (NOTE 1)       PRIOR TO SEMCO ACQUISITION (NOTE 1)
                                 --------------------   -------------------------------------------
                                    2 MONTHS ENDED      10 MONTHS ENDED    YEARS ENDED DECEMBER 31,
                                   DECEMBER 31, 1999    OCTOBER 31, 1999     1998            1997
                                 --------------------   ----------------   --------        --------
Division equity,
  beginning of period . . . . .  $            190,468   $         59,476   $ 62,081        $ 64,738
Ocean/SEMCO acquisition
   adjustment (note 1). . . . .              (190,468)           134,509          -               -
Net earnings. . . . . . . . . .                 2,593              6,240     11,384          10,756
Interest on SEMCO bridge
  loan, net of tax effect . . .                 1,085                  -          -               -
Dividends paid to parent. . . .                     -             (9,600)   (12,400)        (12,000)
Net equity transactions
  with parent . . . . . . . . .                     -               (157)    (1,589)         (1,413)
                                 ---------------------  ----------------  ---------        --------

Division equity, end of period.  $              3,678   $        190,468   $ 59,476        $ 62,081
                                 =====================  ================   =========       ========

The acquisition of ENSTAR Natural Gas Company and APC by SEMCO was financed entirely with a bridge loan as described in note 5. As a result, all division equity at the date of the acquisition was eliminated.

(8)     Employee  Benefit  Plans
        ------------------------
Retirement  Plans
-----------------
ENSTAR Natural Gas Company has two defined benefit retirement plans which cover salaried employees (Salaried Retirement Plan) and classified employees (Operating and Clerical Units' Plan). Determination of benefits for the salaried employees is based upon a combination of years of service and final monthly compensation. Benefits for classified employees are based solely on years of service. The policy of ENSTAR Natural Gas Company is to fund the minimum contributions required by applicable regulations. The net pension costs are included in operations and maintenance expenses.

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

The following table provides reconciliations of the changes in the plans' benefit obligations and fair value of assets for the years ended December 31, 1999 and 1998, and statements of the plans' funded status as of December 31 (dollars in thousands):




                                                           1999                      1998
                                                   -----------------------   -----------------------
                                                               OPERATING                 OPERATING
                                                   SALARIED   AND CLERICAL   SALARIED   AND CLERICAL
                                                     PLAN     UNITS' PLAN      PLAN     UNITS' PLAN
                                                   --------   ------------   --------   ------------
Reconciliation of benefit obligations:
  Benefit obligation at beginning of year . . . .  $ 10,008   $      5,149   $  9,069   $      4,554
    Service cost. . . . . . . . . . . . . . . . .       310            257        297            238
    Interest cost . . . . . . . . . . . . . . . .       666            346        622            311
    Actuarial (gain)/loss . . . . . . . . . . . .    (1,020)          (577)       321            132
    Benefit payments. . . . . . . . . . . . . . .      (334)          (113)      (301)           (86)
                                                   --------   ------------   --------   ------------

  Benefit obligation at end of year . . . . . . .  $  9,630   $      5,062   $ 10,008   $      5,149
                                                   --------   ------------   --------   ------------

Reconciliation of fair value of plan assets:
  Fair value of plan assets at beginning of year.  $ 10,238   $      6,474   $  8,548   $      5,310
    Actual return on plan assets. . . . . . . . .     2,761          1,758      1,991          1,250
    Benefit payments. . . . . . . . . . . . . . .      (334)          (113)      (301)           (86)
                                                   --------   ------------   --------   ------------

  Fair value of plan assets at end of year. . . .  $ 12,665   $      8,119   $ 10,238   $      6,474
                                                   --------   ------------   --------   ------------

Funded status:
  Funded status at December 31. . . . . . . . . .  $  3,035   $      3,057   $    230   $      1,325
  Unrecognized transition obligation (asset). . .         -              -        281            (56)
  Unamortized prior service cost. . . . . . . . .         -              -         58             11
  Unrecognized gain . . . . . . . . . . . . . . .      (801)          (512)    (1,669)        (1,061)
                                                   --------   ------------   --------   ------------

  Prepaid (accrued) pension cost. . . . . . . . .  $  2,234   $      2,545   $ (1,100)  $        219
                                                   ========   ============   ========   ============

As a result of the transactions discussed in note 1, an acquisition adjustment was recorded in 1999 to decrease the pension obligation and create a pension asset for the excess of plan assets over the projected benefit obligation, thereby eliminating effective March 30 1999 the previously existing unrecognized net gain, unrecognized prior service cost and unrecognized transition asset or obligation.

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

The following table provides the components of net periodic pension cost for the plans' for the years ended December 31 (dollars in thousands):

                            POST SEMCO
                        ACQUISITION (NOTE 1)                     PRIOR TO SEMCO ACQUISITION (NOTE 1)
                       ----------------------  ----------------------------------------------------------------------
                          2 MONTHS ENDED          10 MONTHS ENDED                YEARS ENDED DECEMBER 31,
                         DECEMBER 31, 1999        OCTOBER 31, 1999             1998                    1997
                       ----------------------  ----------------------  ----------------------  ----------------------
                                  OPERATING               OPERATING               OPERATING               OPERATING
                       SALARIED  AND CLERICAL  SALARIED  AND CLERICAL  SALARIED  AND CLERICAL  SALARIED  AND CLERICAL
                         PLAN    UNITS' PLAN     PLAN    UNITS' PLAN     PLAN    UNITS' PLAN     PLAN    UNITS' PLAN
                       --------  ------------  --------  ------------  --------  ------------  --------  ------------
Service cost. . . . .  $    42   $        35   $   268   $       222   $   297   $       238   $   291   $       223
Interest cost . . . .      118            63       548           283       622           311       582           284
Expected return on
  plan assets . . . .     (156)         (100)     (691)         (440)     (678)         (426)     (515)         (322)
Amortization of
  unrecognized gain .        -             -       (25)          (12)        -             -         -             -
Amortization of
  transition (asset).        -             -        23            (2)       93            (9)       93            (9)
  obligation
Amortization of
  prior service cost.        -             -         3             1        10             2        10             2
                       -------   -----------   -------   -----------   -------   -----------   -------   -----------

Net periodic pension
   cost (benefit) . .  $     4   $        (2)  $   126   $        52   $   344   $       116   $   461   $       178
                       =======   ===========   =======   ===========   =======   ===========   =======   ===========

The assumed weighted average discount rate for both plans was 7.50%, 6.75%, and 7.00% for December 31, 1999, 1998, and 1997, respectively. The rate of increase in future compensation for the salaried retirement plan used in determining the projected benefit obligation was 5% for 1999, 1998, and 1997. The expected long-term rate of return on plan assets for both plans was 9.5% for 1999 and 8% for 1998 and 1997.

Profit-Sharing  Plans
---------------------
ENSTAR Natural Gas Company has trusteed profit-sharing plans for salaried employees and for union employees. Annual contributions to each plan are determined by Seagull's Board of Directors pursuant to formulae which contain minimum contribution requirements. Profit-sharing expense approximated $424,000, $383,000, and $339,000 for 1999, 1998, and 1997, respectively, and is included  in  operations  and  maintenance  expense.

Thrift  Plan
------------
ENSTAR Natural Gas Company has a thrift plan (Thrift Plan) that is a qualified employee savings plan in accordance with the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended. The ENSTAR Natural Gas Company contributions to the Thrift Plan approximated $396,000, $370,000 and $300,000 for 1999, 1998, and 1997, respectively. The Thrift Plan's costs are included in operations and maintenance expense.

Postretirement  Medical  Benefits
---------------------------------
ENSTAR Natural Gas Company has a postretirement medical plan which covers all of its salaried employees. Determination of benefits is based on a combination of the retiree's age and years of service at retirement.

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

The following table provides reconciliations of the changes in the plans' benefit obligations and fair value of assets for the years ended December 31, 1999 and 1998, and statements of the plans' funded status as of December 31 (dollars in thousands):

                                                       1999      1998
                                                     --------  --------
 Reconciliation of benefit obligations:
   Benefit obligation at beginning of year. . . . .  $ 2,290   $ 2,107
     Service cost . . . . . . . . . . . . . . . . .       94        96
     Interest cost. . . . . . . . . . . . . . . . .      149       145
     Recognized gain (amortization of unrecognized.     (336)      (37)
       gain in 1998)
     Benefit payments and other . . . . . . . . . .      (35)      (21)
                                                     --------  --------

   Benefit obligation at end of year. . . . . . . .  $ 2,162   $ 2,290
                                                     --------  --------

 Reconciliation of fair value of plan assets:
   Fair value of plan assets at beginning of year .  $     -   $     -
     Employer contributions . . . . . . . . . . . .       28        15
     Plan participants' contributions . . . . . . .       13        11
     Benefit payments . . . . . . . . . . . . . . .      (41)      (26)
                                                     --------  --------

   Fair value of plan assets at end of year . . . .  $     -   $     -
                                                     --------  --------

 Funded status:
   Funded status at December 31 . . . . . . . . . .  $(2,162)  $(2,290)
   Unrecognized gain. . . . . . . . . . . . . . . .       (9)     (156)
                                                     --------  --------

   Accrued benefit cost . . . . . . . . . . . . . .  $(2,171)  $(2,446)
                                                     ========  ========

As a result of the transactions discussed in note 1, an acquisition adjustment was recorded in 1999 to decrease the postretirement medical obligation to the excess of the benefit obligation over plan assets, thereby eliminating effective March 30, 1999, the previously existing unrecognized net gain. An assumed weighted average discount rate of 7.50%, 6.75% and 7.00% for December 31, 1999, 1998 and 1997, respectively, was used in the measurement of the benefit obligation.

The following table provides the components of net periodic benefit cost for the plans' for the years ended December 31 (dollars in thousands):

                                      POST SEMCO
                                 ACQUISITION (NOTE 1)       PRIOR TO SEMCO ACQUISITION (NOTE 1)
                                 --------------------   -------------------------------------------
                                    2 MONTHS ENDED      10 MONTHS ENDED    YEARS ENDED DECEMBER 31,
                                   DECEMBER 31, 1999    OCTOBER 31, 1999     1998            1997
                                 --------------------   ----------------   --------        --------
Service cost. . . . . . . . . .  $                  16  $             78   $     96        $     89
Interest cost . . . . . . . . .                     25               124        145             157
                                 ---------------------  ----------------   --------        --------

Net periodic benefit cost . . .  $                  41  $            202   $    241        $    246
                                 =====================  ================   ========        ========

For measurement purposes, a 7% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually each year to a rate of 6% for 2002 and remain at that level thereafter.

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

Assumed health care cost trend rates significantly impact reported amounts. A one-percentage-point change in assumed rates would alter the amounts of the benefit obligation and the sum of the service cost and interest cost components of postretirement benefit expense as follows for 1999 (dollars in thousands):

                                                    ONE-PERCENTAGE-POINT
                                                    ----------------------
                                                     INCREASE    DECREASE
                                                    ----------  ----------
Effect on the postretirement benefit obligation. .  $      320  $    (279)
Effect on the sum of the service cost and interest
  cost components. . . . . . . . . . . . . . . . .  $       44  $     (38)


(9)     Income  Taxes
        -------------
Income  tax  expense  consisted  of  the  following  at  December  31:

                                    POST SEMCO
                               ACQUISITION (NOTE 1)       PRIOR TO SEMCO ACQUISITION (NOTE 1)
                               --------------------   -------------------------------------------
                                  2 MONTHS ENDED      10 MONTHS ENDED    YEARS ENDED DECEMBER 31,
                                 DECEMBER 31, 1999    OCTOBER 31, 1999     1998            1997
                               --------------------   ----------------   --------        --------
Intercompany tax allocation:
  Federal . . . . . . . . . .  $              1,815   $          5,003   $  6,867        $  5,958
  State . . . . . . . . . . .                   466              1,323      1,859           1,652
                               ---------------------  ----------------   --------        --------

     Total intercompany
      tax allocation. . . . .  $              2,281   $          6,326   $  8,726        $  7,610

Deferred:
  Federal . . . . . . . . . .  $               (419)  $           (209)  $ (1,049)       $   (324)
  State . . . . . . . . . . .                   (72)                94       (122)            (10)
                               ---------------------  ----------------   --------        --------

    Total deferred. . . . . .  $               (491)  $           (115)  $ (1,171)       $   (334)
                               ---------------------  ----------------   --------        --------

    Total income tax expense.  $              1,790   $          6,211   $  7,555        $  7,276
                               =====================  ================   ========        ========

The actual income tax expense differs from the amounts computed by applying the U.S. Federal statutory rate of 35% to pretax earnings as a result of the following (dollars in thousands):

                                       POST SEMCO
                                  ACQUISITION (NOTE 1)       PRIOR TO SEMCO ACQUISITION (NOTE 1)
                                  --------------------   -------------------------------------------
                                     2 MONTHS ENDED      10 MONTHS ENDED    YEARS ENDED DECEMBER 31,
                                    DECEMBER 31, 1999    OCTOBER 31, 1999     1998            1997
                                  --------------------   ----------------   --------        --------
Federal income taxes at
  statutory rate . . . . . . . .  $              1,534   $          4,358   $  6,629        $  6,311
State income tax, net of federal
  income tax benefit . . . . . .                   256                921      1,157           1,068
Non-deductible expenses. . . . .                     -                763          -               -
Other. . . . . . . . . . . . . .                     -                169       (231)           (103)
                                  --------------------   ----------------   --------        --------

                                  $              1,790   $          6,211   $  7,555        $  7,276
                                  ====================   ================   ========        ========

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

Deferred income taxes have been provided for all temporary differences between the carrying amounts of assets and liabilities for financial accounting and tax purposes.

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and liabilities at December 31 are presented below (dollars in thousands):

                                                        1999
                                         ----------------------------------
                                           CURRENT    NONCURRENT    TOTAL
                                         -----------  ----------   --------
Deferred tax assets:
  Purchased gas cost adjustments . . .   $       884  $        -   $    884
                                         -----------  ----------   --------

    Total deferred tax assets. . . . .   $       884  $        -   $    884
                                         -----------  ----------   --------

Deferred tax liabilities:
  Deductible goodwill. . . . . . . . .   $         -  $     (393)  $   (393)
                                         -----------  ----------   --------

    Total deferred tax liabilities . .   $         -  $     (393)  $   (393)
                                         -----------  ----------   --------

    Net deferred tax asset (liability)   $       884  $     (393)  $    491
                                         ===========  ==========   ========

                                                        1998
                                         ----------------------------------
                                           CURRENT    NONCURRENT     TOTAL
                                         -----------  ----------   --------
Deferred tax assets:
  Customer advances and contributions
    in aid of construction. . . . . . .  $         -  $    1,597   $  1,597
  Postretirement medical benefits . . .            -       1,006      1,006
  Purchased gas cost adjustments. . . .        1,305           -      1,305
  Various accrued expenses not
    deductible for tax purposes . . . .          743           -        743
  Allowance for doubtful accounts . . .          115           -        115
                                         -----------  ----------   --------

    Total deferred tax assets . . . . .  $     2,163  $    2,603   $  4,766
                                         -----------  ----------   --------

Deferred tax liabilities:
  Plant and equipment, principally due
    to differences in depreciation. . .  $         -  $  (34,299)  $(34,299)
  Premium on retirement of long-term
    debt and related amortization . . .            -         (55)       (55)
                                         -----------  ----------   --------

    Total deferred tax liabilities. . .  $         -  $  (34,354)  $(34,354)
                                         -----------  ----------   --------

    Net deferred tax asset (liability).  $     2,163  $  (31,751)  $(29,588)
                                         ===========  ==========   ========

A valuation allowance on a deferred tax asset is provided when it is more likely than not that some portion of the deferred tax asset will not be realized.
ENSTAR Natural Gas Company and APC historically have had taxable income; accordingly, a valuation allowance was not established in 1999 and 1998.

ENSTAR  NATURAL  GAS  COMPANY  AND  ALASKA  PIPELINE  COMPANY
NOTES  TO  THE  COMBINED  FINANCIAL  STATEMENTS  (CONT.)

(10)     Gas  Supply  Contracts
         ----------------------
ENSTAR Natural Gas Company purchases all of its natural gas under two long-term contracts - the Marathon and Beluga contracts. Gas reserves committed to ENSTAR Natural Gas Company under these contracts are sufficient to supply all of ENSTAR Natural Gas Company's expected gas supply requirements through the year 2001. After that time, supplies will still be available under the Marathon and Beluga contracts in accordance with their terms, but at least a portion of ENSTAR Natural Gas Company's requirements are expected to be satisfied outside the terms of these contracts.


(11)     Contingencies
         -------------

Litigation
----------
ENSTAR Natural Gas Company is party to various legal actions, both for and against its interests. Management believes that the outcome of any litigation not provided for in the accompanying combined financial statements will not be material to its financial condition, results of operations or cash flows.

Labor  Agreements
-----------------
Approximately 75% of ENSTAR Natural Gas Company's workforce is covered under collective bargaining agreements that expire April 1, 2000. Negotiations are ongoing and management expects that contracts will be renewed at terms consistent with current arrangements and that no work stoppage will result.


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